A No - Load Fund

                       MUHLENKAMP FUND
    PO Box 598, Wexford PA  15090-0598 * (412)935-5520 or
                        (800)860-3863
                e-mail:muhlx@telerama.lm.com

                    Semi - Annual Report
                        June 30, 1995



Dear  Shareholder:

The Trustees and Management of the Muhlenkamp Fund are pleased to present this semi - annual report of your fund.

As of June, 30, 1995, the Net Asset Value (NAV) of your fund was $18.95, up 16.76% year to date. For the same period the S&P 500 was up 18.59%.


    Year Ending                 Total Return (%)
       12/31          Muhlenkamp Fund          S&P 500
1991                45.4                 30.5
1992                15.8                 7.7
1993                18.1                 9.9
1994                (7.3)                1.3
6/30/95             16.8                 18.6

Chart goes here.  This is a line chart comparing the
performance of the Muhlenkamp Fund with the S&P 500 since
December 31, 1990.  On December 31, 1990 the Fund and the
S&P are each assigned an index value of 100.  At the end of
each subsequent year (and six month period ending June 30,
1995) this value is recalculated using the performance
figures from the above table.  The results shown below are
then plotted on a line chart.
   X-Axis = Date              Y-Axis = Index Value
                      Muhlenkamp Fund          S&P 500
12/31/90            100                  100
12/31/91            145                  131
12/31/92            168                  141
12/31/93            198                  155
12/31/94            184                  157
6/30/95             215                  186




Six months ago, in Muhlenkamp Memorandum #33, we wrote, "We are looking at a 20% off sale." Since year-end, bond prices have moved up 16% and stock prices have moved up over 20%. Prices are now back to fair values. The sale is over. Long-term Treasury interest rates have historically equaled inflation plus 2.5 - 3.0%. Inflation is currently about 3%. At current interest rates of 6.6%, the bond market is now close to fair value. Stock prices and P/E's are back to levels which imply returns of 8-9%, which also match the
historic  returns  of  5-6% over  inflation.   So  we  judge
current stock prices to be fair. Since we prefer stock returns of 8-9% to bond returns of 6.6%, we currently prefer stocks to bonds. But with last winter's sale now over, both markets are likely to be more volatile.

Going forward, we expect it to be a stock pickers market and we are spending our time picking stocks. We also find it interesting that, for at least the past 25 years, one of the best signals to buy stocks has been to do so when the Fed lowered short-term interest rates. (That's why Marty Zweig says, "Don't fight the Fed!") The Fed lowered interest rates in the first week of July. For many market timers, this should have signaled the beginning of a bull market.

Meanwhile, other background factors continue to improve. Domestically, the odds of the Fed achieving a "soft landing" are looking better all the time. The US will not solve its deficit problems until it comes to grips with Social Security but a reduction in government spending is an improvement; and despite their differing agendas, the President and the Congress seem to be driving toward a reduction in government spending. Internationally, Bosnia remains a mess, but it is a known mess. Russia could still implode but each month or quarter that goes by allows her former satellites to progress toward free economies and democratic governments. Mexico seems to be improving after serving as a warning to other emerging countries that relying on international money flows is a risky business.

We do have two major concerns. One is Japan, where the economic situation is not unlike the US in the early `30's. (See A. Gary Shillings column in Forbes magazine dated 8/14/95.) There is still potential for Japan to trigger a worldwide depression (which makes this a particularly foolish time to bash Japan on trade). Should this happen, there would be few safe harbors for our investments. We view the odds of Japan imploding as fairly low, but the consequences are dire enough that it must be monitored. The recent actions of Japan's Central Bank are an encouraging sign.

Our second "concern" is that the undervalued dollar will continue to appreciate, driving down the dollar value of foreign investment. Fortunately, we can avoid this risk by avoiding foreign investments.

We  appreciate  your continued interest  in  the  Muhlenkamp
Fund.   We welcome your questions and comments, and  we  ask
that you spread the word of our Fund among your friends.


                         Ronald H. Muhlenkamp
                         President
                         August 1995




Investment        Custodian           Auditors
Advisor
Muhlenkamp & Co., PNC Bank            Schneider, Downs &
Inc.                                  Co., Inc., CPAs
12300 Perry       Pittsburgh PA       1133 Penn Avenue
Highway           15265
Wexford, PA 15090 (412)762-3798       Pittsburgh, PA 15222
(412)935-5520                         (412)261-3644

                      THE WEXFORD TRUST
             (COMPRISED OF THE MUHLENKAMP FUND)

             STATEMENT OF ASSETS AND LIABILITIES
                        JUNE 30, 1995
                         (UNAUDITED)


                           ASSETS
INVESTMENTS, AT VALUE (Identified Cost              $19,977,172
$17,253,630)
RECEIVABLES
     Securities Sold                                $380,647

     Dividends                                      $23,482
     Interest                                        $6,208
              Overpayment of Advisor Fees (Note 3)   $4,940

                                                    415,277
          Total Assets                              $20,392
                                                       ,449


                         LIABILITIES
ACCOUNTS PAYABLE
     Advisor Fee Payable                             $1,108
     Securities Bought                              $56,140
          Total Liabilities                         $57,248
               Total Net Assets                     $20,335
                                                       ,201

                         NET ASSETS
CAPITAL PAID IN ON SHARES OF BENEFICIAL INTEREST    $17,124,099
(Shares Authorized - unlimited) (Note 4)
ACCUMULATED UNDISTRIBUTED NET INVESTMENT INCOME      119,797

ACCUMULATED UNDISTRIBUTED GAIN ON INVESTMENTS         75,976

NET UNREALIZED APPRECIATION OF INVESTMENTS AS OF    3,015,329
JUNE 30, 1995

     Total Net Assets                               $20,335,201

NUMBER OF SHARES OF BENEFICIAL INTEREST             1,072,547.750
OUTSTANDING (Note 4)

NET ASSET VALUE PER SHARE (Net assets divided by      $18.95
shares outstanding)



                      THE WEXFORD TRUST
             (COMPRISED OF THE MUHLENKAMP FUND)

                  PORTFOLIO OF INVESTMENTS
                        JUNE 30, 1995
                                        Muhlenkamp
                                           Fund
                                        Principal    Value
                                          Amount
                                         or Shares
COMMON STOCK - 92.7%
Aerospace - 5.1%
*    BE Aerospace, Inc.                     17,000  $150,875
     Lockheed Martin                        14,000   883,750
Airlines - 2.5%
     Air Express International Corp.        21,562   506,707
Autos - 5.3%
     Ford Motor Company                     22,000   654,500
     Superior Industries                    13,180   411,875
Building - 1.8%
     Armstrong World                         3,000   150,375
*    Griffon Corp.                          18,400   147,200
*    Strober Organization                   16,000    68,000
Banks - 8.5%
     Chemical Bank                          12,000   567,000
     Citicorp                               10,000   578,750
     Integra Financial                       8,426   409,714
     J.P. Morgan                             2,000   140,250
Brokerage - 5.3%
     A. G. Edwards                          12,500   281,250
     Merrill Lynch                           4,000   210,000
     Morgan Stanley, Inc.                    2,000   164,000
     Salomon, Inc.                          10,000   401,250
Capital Goods - 6.4%
     Commercial Intertech                   10,000   160,000
     General Electric                        9,000   507,375
     Graco Inc.                              1,700    45,687
*    Idex Corp.                              7,500   251,250
     Kysor Industrial                       15,000   311,250
Conglomerate - 2.8%
     GATX Corp.                              6,000   282,750
     Scotsman Industries, Inc.              15,000   277,500
Chemicals - 4.2%
     Borden Chemical                        10,000   182,500
     Eastman Chemical                        8,000   476,000
*    Methanex Corp.                         20,000   167,500
Consumer Durables - .3%
*    Nycor, Inc.                            25,000    65,625
Electronics - 2.5%
     Intel Corp.                             8,000   506,500
Finance - 6.3%
     Fidelity National Financial            20,918   317,355
     Green Tree Acceptance Corp.            21,400   949,625
Closed End Investment Funds - 1.1%
*    Gemini II Capital Shares                8,500   182,750
     Trust for U.S. Treasury                32,789    32,789
Obligations
Furniture - 2.3%
     Stanley Furniture, Inc.                25,000   190,625
*    Winsloew Furniture                     54,600   266,175
          Sub-Total                                 $10,898,752


* Non - Income Producing
 See Notes to Financial Statements

                      THE WEXFORD TRUST
             (COMPRISED OF THE MUHLENKAMP FUND)

                  PORTFOLIO OF INVESTMENTS
                        JUNE 30, 1995
                         (Continued)
                                          Muhlenkamp Fund
                                         Principal   Value
                                          Amount
                                         or Shares
BALANCE BROUGHT FORWARD                              $10,898,752

Insurance - 16.8%
     American Bankers Insurance Group         8,000  254,000
     Bankers Life Holding                    20,000  380,000
     Conseco, Inc.                           12,000  544,500
     Frontier Insurance                      16,751  450,183
     Integon Corp.                           15,000  255,000
     Penn Treaty American Corp.               5,000   63,750
     Providian Corp.                          3,600  130,500
     Sun America                             15,000  765,000
     Vesta                                   15,000  515,625
Med Services - 2.1%
*    Medrad, Inc.                             8,000  135,000
     U.S. Healthcare                          9,000  275,625
Metals - 4.0%
     Cyprus Minerals                          9,000  256,500
     Matthews International Corp.             8,000  150,000
     Rouge Steel                             17,000  395,250
Paper - 2.6%
     Champion International                  10,000  521,250
Rails - 1.0%
     Burlington Northern Industries,          3,000  190,125
Inc.
Savings and Loan - 2.9%
     Federal National Mortgage Assoc.         6,100  576,450
Technology - .5%
*    PLC Systems                             10,000   98,125
Tobacco - 4.8%
     Philip Morris                           12,860  956,462
Trucks - 2.8%
     Cummins Engine Co.                      13,000  567,125
Transportation - .7%
     Sea Containers  CL A                     8,000  134,000
          Total Common Stocks (Cost                  $18,513,222
$15,891,227)
BONDS & NOTES - 5.9%
     General Motors Acceptance            2,300,000  515,200
Corporation -0%, deferred
debentures, due 2015
     Treasury Bonds - 7.25% due 2016        400,000  424,500
     U.S. Treasury, stripped interest       800,000  241,750
- 0%, due 2013
          Total Bonds and Notes (Cost                $1,181,450
$1,085,550)
PREFERRED STOCK - 1.4%
     Pioneer Financial - exchangeable        10,000  282,500
          Total Preferred Stock (Cost                282,500
$276,853)
          Total (Cost $17,253,630)                   $19,977,172


* Non - Income Producing
See notes to financial statements.
                      THE WEXFORD TRUST
             (COMPRISED OF THE MUHLENKAMP FUND)

                   STATEMENT OF OPERATIONS
           FOR THE SIX MONTHS ENDED JUNE 30, 1995
                         (UNAUDITED)
INVESTMENT INCOME
     Interest                                        $43,614
     Dividends                                       193,856
          Total Investment Income                    237,470
EXPENSES
     Investment advisor (Note 3)          $87,147
     Administrative                        5,632
     Registrations and filing             15,286
     Custodian                             8,954
     Printing and Postage Expenses         7,967
     Auditor's Fees                       11,000
          Total Expenses                             135,986
     Commission Credits (Note 6)                    (11,000)
          Net Expenses                               124,986
          Net Investment Income                      112,484
REALIZED AND UNREALIZED GAIN ON
INVESTMENTS
     Net realized gain on investments                 75,976
     Change in unrealized appreciation
in value of investments for   the period           2,689,110
          Net Gain on Investments                  2,765,086
          Net Increase  in Net Assets             $2,877,570
Resulting from Operations
                      THE WEXFORD TRUST
             (COMPRISED OF THE MUHLENKAMP FUND)

             STATEMENT OF CHANGES IN NET ASSETS
              FOR YEAR ENDED DECEMBER 31, 1994
    AND SIX MONTH PERIOD ENDED JUNE 30, 1995 (UNAUDITED)
                                             Six
                                            month
                                           period
                                            ended
                                            June      1994
                                             30,
                                            1995
                                           (Unaudi
                                            ted)
INCREASE (DECREASE) IN NET ASSETS FROM
OPERATIONS
     Net Investment Income                 $112,484   $103,261

     Net realized gain on investments       75,976   392,326
     Unrealized (depreciation)             2,689,110   (1,702,528)
appreciation in value of investments
          Net Increase (Decrease) in Net
Assets Resulting From                      $2,877,570   (1,206,941)
Operations
DISTRIBUTIONS TO SHAREHOLDERS
     Net Investment Income                       -   (94,651)

     Net realized gain from investments          -   (252,117)

                                                 -   (346,768)

CAPITAL SHARE TRANSACTIONS
     Net proceeds from sale of
135,559.035 shares in 1995 and             2,340,068   7,258,915
414,315 shares in 1994 (Note 4)
     Net asset value of  0 shares in 1995
and 21,392 shares in 1994     issued to          -   346,768
shareholders on reinvestment of dividends
(Note 5)
     Cost of 86,389.268 shares in 1995
and 87,761 shares in 1994     redeemed     (1,493,187)   (1,498,829)
(Note 4)
          Net Increase in Net Assets
Resulting from Capital                     846,881   6,106,854
Share Transactions
          Total Increase in Net Assets     3,724,451   4,553,145

NET ASSETS
     Beginning of year                     16,610,750   12,057,605

     End of period (including
undistributed investment gain of
$75,976 and accumulated undistributed net
investment income of     $119,797 in       $20,335,201   $16,610,750
1995, and undistributed net investment
income of      $7,313 in 1994)
See notes to financial statements.
                      THE WEXFORD TRUST
             (COMPRISED OF THE MUHLENKAMP FUND)

             SELECTED PER SHARE DATA AND RATIOS
      FOR THE YEARS ENDED DECEMBER 31,1990 THROUGH 1994
    AND SIX MONTH PERIOD ENDED JUNE 30, 1995 (UNAUDITED)

                              Six
                             month
                            period
                             ended
                             June     1994    1993     1992    1991    1990
                              30,
                             1995
                            (Unaudi
                             ted)
NET ASSET VALUE, BEGINNING   $16.23   $17.86  $15.20  $13.25    $9.21  $11.04
OF PERIOD

Income from Investment
Operations
     Net Investment Income      .10     0.11    0.12    0.20     0.13    0.19
(1)

     Net gains or (losses)     2.62   (1.39)    2.63    1.89     4.05  (1.83)
on securities

          Total from           2.72   (1.28)    2.75    2.09     4.18  (1.64)
Investment
Operations
Less Distributions:
     Dividends (from              -   (0.10)  (0.08)  (0.14)   (0.11)  (0.19)
investment income)

     Distributions (from          -   (0.25)       -       -        -       -
capital gains)

     Return of capital            -        -  (0.01)       -   (0.03)       -
          Total                   -   (0.35)  (0.09)  (0.14)   (0.14)  (0.19)
Distributions

NET ASSET VALUE, END OF      $18.95   $16.23  $17.86  $15.20   $13.25   $9.21
PERIOD
Total Return                 16.76%  (7.20)%  18.10%  15.80%   45.40%  (14.80
                                                                           )%
Net Assets, End of Period   $20,335  $16,610 $12,057  $4,716   $1,926  $1,183
                               ,201     ,750    ,605    ,214     ,529    ,190
Ratio of Total Expenses to    1.49%    1.57%   1.30%   1.41%    1.71%   1.76%
Average Net Assets (3)

Ratio of Net Income to        1.23%    0.70%   0.70%   1.44%    1.17%   1.95%
Average Net Assets

Portfolio Turnover Rate      10.00%   25.60%  14.10%  20.10%   52.50%  47.47%

Average Commission Rate       .0407    .0471   .0586   .0704    .1304   .0163
Paid (dollar per share)

(1) Computed on weighted average number of shares outstanding during the year.

(2) During the years ended December 31, 1992 through 1994, and the 6 month period ending June 30, 1995, the Fund utilized commission credits of $4,420, $5,590, $8830, and $11,000, respectively, to pay certain expenses of the Fund.
The total returns for the Fund would have been 15.6%, 18.0%
, (7.2)% and 16.67% for the years ended December 31, 1992 through 1994, and the 6 month period ending June 30, 1995, respectively, without the credits.

(3) Beginning with the period ended June, 30, 1995, the ratio of Total Expenses to Average Net Assets was computed using the Total Expenses for the Fund before Commission
Credits.

See notes to financial statements.

                      THE WEXFORD TRUST
             (COMPRISED OF THE MUHLENKAMP FUND)

                NOTES TO FINANCIAL STATEMENTS
                        JUNE 30, 1995
NOTE 1 - ORGANIZATION
The Wexford Trust (the Trust) was organized as a Massachusetts Business Trust on September 21, 1987 and
operations  commenced on November 1,  1988.   The  Trust  is
registered under the Investment Company Act of 1940, as amended, as a diversified open-end mutual fund. The Muhlenkamp Fund (the Fund) is a series of the Wexford Trust and is currently the only fund in the Trust.

The Fund is exposed to credit risk on the amount invested in marketable securities. The maximum amount of loss the Fund would incur is limited to the amount recorded in the 1994 financial statements. The Fund does not hold any type of collateral on the marketable securities. This exposure to credit risk is customary for all entities which have invested in financial instruments.

NOTE 2 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
A summary of significant accounting policies applied by management in the preparation of the accompanying financial statements follows.

Investment valuations - Each stock and bond is valued at the latest sales price thereof on the last business day of the fiscal period as reported by the securities exchange on which the issued is traded. If no sale is reported, the security is valued at the last quoted bid price.

Investment transactions and related investment income - Investment transactions are accounted for on the trade date (date the order to buy or sell is executed). Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis. The Fund uses the specific identification method in computing gain or loss on the sale of investment securities.

Federal income taxes - It is the Fund's policy to comply with the requirements of the Internal Revenue Code that are applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

Dividends and distributions to shareholders of beneficial interest - Dividends and distributions are recorded by the Trust on the record date.


NOTE 3 - INVESTMENT MANAGEMENT AND OTHER TRANSACTIONS WITH
AFFILIATES
Muhlenkamp and Co., Inc., an affiliate of which an officer-stockholder is a trustee of the Trust, receives a fee for investment management. The fee is computed and accrued daily based on the net asset value at the close of business and is equal to 1% per annum. The fee totaled $87,147 for the period ended June 30, 1995. The investment advisory agreement provides for the reimbursement of expenses excluding auditor fees, fidelity bonding, and brokerage commissions until the net assets of the Muhlenkamp Fund (the
Fund) equal or exceed $1,000,000. Since the Fund's net assets exceed this amount, the advisor is permitted to charge the fund for some or all of its routine administration costs which totaled approximately $37,839 for the period ended June 30, 1995. An expense reimbursement of $37,839 was requested by the advisor and paid by the fund for the period ended June 30, 1995.

Certain trustees are also officers of the investment advisor. Certain affiliated persons held in the aggregate 61,944.854 shares with a net asset value of $1,173,854.98 in the Muhlenkamp Fund at June 30,1995.
In addition, the Muhlenkamp & Co., Inc. Pension & Trust Fund held 10,981 shares with a net asset value of $208,098 at June 30, 1995.

As of June 30, 1995 the Fund has overpaid Investment Advisor
Fees of $4,940. This overpayment results from the Fund's policy not to charge duplicate management fees on investments in other registered investment companies.

                      THE WEXFORD TRUST
             (COMPRISED OF THE MUHLENKAMP FUND)

                NOTES TO FINANCIAL STATEMENTS
                        JUNE 30, 1995

NOTE 4 - CAPITAL SHARE TRANSACTIONS
The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest with a par value of $.001 per share. Transactions in capital stock were as follows:

                                        Shares
                                         June    1994
                                       30,1995
Shares outstanding, beginning of       1,023,37 675,34
period                                        8      2
     Shares sold                        135,559 414,31
                                                     5
     Shares issued to shareholders in         - 21,392
reinvestment of dividend
     Shares redeemed                   (86,389) (87,671)

Shares outstanding, end of period      1,072,54 1,023,
                                              8    378

NOTE 5 - DIVIDENDS AND DISTRIBUTIONS
On June 30, 1995, no distributions were declared by the Trustees.

NOTE 6 - DIRECTED BUSINESS ARRANGEMENT
The Fund has a directed business arrangement with Capital
Institution Services, Inc. (CIS). Upon the purchase and/or sale of investment securities, the Fund pays a brokerage commission to CIS. These commission payments generate nonrefundable cumulative credits which are available to pay certain expenses of the Fund.

The following is an analysis of  commission credits
generated, utilized and available to pay future expenses of
the Fund:
                                                     Amount
Balance, January 1, 1995                             $2,474
Commission Credits                                    3,302
generated during 1995
Commission Credits                                 (11,000)
utilized
Balance, June 30, 1995                              (5,224)

The Fund utilized commission credits of $11,000 to pay auditor fees.

The following is an analysis of Fund expenses with and
without Commission Credits.
                                             With   Without
                                           Commiss  Commiss
                                             ion      ion
                                                    Credits
                                           Credits
Semi-Annual Fund Operating Expenses (as a
percentage of average net assets)
     Investment Advisor                      .96%     .96%
     Administrative                          .06      .06
     Registration and Filing                 .17      .17
     Custodian                               .10      .10
     Printing and Postage                    .09      .09
     Auditor                                  -       .12

          Total Fund Expenses               1.38%     1.5%